UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

HENRY SCHEIN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/14/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:

Notice and Proxy Statement and Form 10K Wrap

To view this material, have the 12-digit Control #(s) available and visit: www. proxyvote.com

If you want to receive paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.
To facilitate timely delivery please make the request as instructed below on or before 04/30/08.
To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Request, instructions and other inquiries will NOT be forwarded to your investment advisor.

HENRY SCHEIN, INC.

Vote In Person
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

HENRY SCHEIN, INC. 135 DURYEA ROAD MELVILLE, NY 11747
Vote By Internet
To vote now by internet go toWWW.PROXYVOTE.COM, Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: 51 MERCEDES WAY EDGEWOOD, NY 11717

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Meeting Location
The Annual Meeting for holders as of 03/20/08
 is to be held on 05/14/08 at 9:00 A.M. ET
at:      Melville Marriott Long Island
          1350 Old Walt Whitman Road
          Melville, NY 11747

               FOR MEETING DIRECTIONS:
              www.henryschein.com/proxy

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Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:
1.	PROPOSAL TO ELECT THIRTEEN DIRECTORS FOR TERMS EXPIRING IN 2009.
Nominees:
	01) Stanley M. Bergman	08) Dr. Margaret A. Hamburg, M.D.
	02) Gerald A. Benjamin	09) Donald J. Kabat
	03) James P. Breslawski	10) Philip A. Laskawy
	04) Mark E. Mlotek	11) Karyn Mashima
	05) Steven Paladino	12) Norman S. Matthews
	06) Barry J. Alperin	13) Louis W. Sullivan, M.D.
07) Paul Brons

2.	PROPOSAL TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 27, 2008.

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